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                                                                   EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
Nos. 333-3440 and 333-43353 of Investors Financial Services Corp.
(the "Company") on Form S-8 and in Registration Statement No. 333-58031 of the Company on Form S-3 of our report dated February 11, 2000, appearing in this Annual Report on Form 10-K of the Company for the year ended December 31, 1999.


/s/ Deloitte & Touche LLP
-------------------------
Boston, Massachusetts
March 6, 2000